FOR IMMEDIATE RELEASE                            For further information:
                                                 Cynthia A. Bond
                                                 Director, Investor Relations
                                                 (212) 407-9126


         SFX BROADCASTING ACQUIRES THIRD FM IN GREENVILLE-SPARTANBURG

NEW YORK, June 26, 1996 -- SFX Broadcasting, Inc. (NASDAQ: SFXBA) today announced that it has closed on the acquisition of radio station WROQ(FM) serving the Greenville-Spartanburg, South Carolina market. The station was acquired for $14.0 million from ABS Greenville Partners, L.P. based in Richmond, Virginia.

Commenting on the transaction, Robert F. X. Sillerman, Executive Chairman of SFX Broadcasting, said, "We are extremely pleased to be adding our third FM station in the Greenville-Spartanburg market. With this acquisition we now own the number one, two and three revenue producing stations in the market having a combined revenue share of 61.4 percent and a combined market audience share of 32.0 percent. WROQ, which has a classic rock format, will complement our other two FMs, WMYI with an adult contemporary format and WSSL which plays country. WGVL, our AM station with a news/talk format is also the top ranked AM station in the market"

Dick Blackburn of Blackburn & Co. brokered this transaction.

Greenville-Spartanburg is the fifty-ninth highest metro ranked market.

With the anticipated consummation of all previously announced transactions, SFX will own and operate or provide services to the following radio stations:


                         - list of stations follows -





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KKRW (FM)    Houston, TX                WGNA (FM)    Albany, NY
KODA (FM)    Houston, TX                WPYX (FM)    Albany, NY
KQUE (FM)    Houston, TX                WGNA-AM      Albany, NY
KNUZ-AM      Houston, TX                WTRY-AM)     Albany, NY
WHFS (FM)    Wash., DC/Baltimore, MD    WYSR(FM)     Albany, NY*
WHFM (FM)    Long Island, NY            WMYI(FM)     Greenville-Spartanburg, SC
WBAB (FM)    Long Island, NY            WGVL-AM      Greenville-Spartanburg, SC
WBLI (FM)    Long Island, NY            WSSL (FM)    Greenville-Spartanburg. SC
WGBB-AM      Long Island, NY            WROQ (FM)    Greenville-Spartanburg, SC
KMKX (FM)    San Diego, CA              KWFM (FM)    Tucson, AZ
KYXY (FM)    San Diego, CA              KRQQ (FM)    Tucson, AZ
WSNE (FM)    Providence, RI             KNST-AM      Tucson, AZ
WHJY (FM)    Providence, RI             KCEE-AM      Tucson, AZ
WHJJ (FM)    Providence, RI             WHMP (FM)    Springfield/Northampton, MA
WHCN (FM)    Hartford, CT               WHMP-AM      Springfield/Northampton, MA
WMRQ (FM)    Hartford, CT               WPKX (FM)    Springfield/Northampton, MA
WKSS (FM)    Hartford, CT               KRZZ (FM)    Wichita, KS
WPOP-AM      Hartford, CT               KKRD (FM)    Wichita, KS
WTCK-AM      Greensboro, NC*            KNSS-AM      Wichita, KS
WMAG (FM)    Greensboro, NC*            WPLR (FM)    New Haven, CT
WHSL (FM)    Greensboro, NC**           WYBC (FM)    New Haven, CT*
WMFR-AM      Greensboro, NC*            WGNE (FM)    Daytona Beach, FL
WSIX (FM)    Nashville, TN              WCHZ (FM)    Augusta, GA*
WRVW (FM)    Nashville, TN              WAEG (FM)    Augusta, GA***
WIVY (FM)    Jacksonville, FL           WAEJ (FM)    Augusta, GA***
WPDG-AM      Jacksonville, FL           WJDS-AM      Jackson, MS
WOKV-AM      Jacksonville, FL           WKTF (FM)    Jackson, MS
WKQL (FM)    Jacksonville, FL           WMSI (FM)    Jackson, MS
WLYT (FM)    Charlotte, NC              WSTZ (FM)    Jackson, MS*
WTDR (FM)    Charlotte, NC              WZRX-AM      Jackson, MS
WDCG (FM)    Raleigh, NC                WJDX (FM)    Jackson, MS**
WRDU (FM)    Raleigh, NC                WKNN (FM)    Biloxi, MS
WTRG (FM)    Raleigh, NC                WMJY (FM)    Biloxi, MS
WZZU (FM)    Raleigh, NC                WVCO (FM)    Myrtle Beach, SC***
WMXB (FM)    Richmond, VA               WYAK (FM)    Myrtle Beach, SC***
                                        WMYB (FM)    Myrtle Beach, SC***


                                        *   Joint Selling Agreement (JSA)
                                        **  JSA with option to buy
                                        *** Local Marketing Agreement


Under contract to be sold or swapped by SFX are the Texas State Networks, a group of regional radio networks; KRLD-AM and KTCK-AM in Dallas; WXTR (FM), WXVR
(FM) and WQSI-AM in Washington, DC; WVEZ (FM), WWKY-AM, and WTFX (FM) in Louisville, KY; KOLL (FM) in Little Rock, AR; and WRXR (FM) and WKBG (FM) in Augusta, GA.